UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PERSPECTA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXHIBIT INDEX

Exhibit 99.1	Letter to Employees from the Chief Executive Officer of Perspecta Inc.

Exhibit 99.2	Form of Letter to Customers

Exhibit 99.3	Employee FAQ

Exhibit 99.1

Colleagues,

I have news to share with you this morning that will mark an exciting new chapter for Perspecta. We just announced that Perspecta has entered into a definitive agreement to be acquired by Peraton, a portfolio company of leading private investment firm Veritas Capital, in an all-cash transaction valued at $7.1 billion.

The transaction, which has been approved by the Perspecta Board of Directors, is expected to close in the first half of calendar 2021, subject to approval by Perspecta stockholders as well as the receipt of regulatory approvals and other customary closing conditions. Under the terms of the agreement, Perspecta shareholders will receive $29.35 per share in cash.

Following the closing of the transaction, Perspecta will be combined with Peraton, a trusted provider of highly differentiated space, intelligence, cyber, defense, homeland security and communications capabilities to select federal agencies and commercial entities. The combination will create a leading government technology provider that delivers end-to-end capabilities in IT and mission support and serves as the strategic partner of choice across a diverse array of U.S. government customers.

How this positions Perspecta for the future

Leading up to today’s announcement, Perspecta’s Board undertook a comprehensive review process of options available to us for shareholder value creation and expanding employee opportunities. Having done that, we are confident this transaction offers the most compelling path forward. Importantly, this transaction will allow Perspecta to deliver immediate value to our shareholders and ensure we maintain focus on our mission.

Together with Peraton and the flexibility Perspecta will have as a private company supported by Veritas, Perspecta will be well positioned to build on our business momentum and continue executing on customer commitments as Perspecta delivers cyber, digital-transformation and other mission-focused solutions.

What this means for employees and customers

Until close of the transaction, Perspecta will operate under normal conduct of business – or “business as usual” – and your roles, responsibilities, compensation and benefits remain the same. An FAQ will be published later today to help answer some initial, top-of-mind questions you might have about today’s announcement. The latest updates will be posted on The Lens intranet.

For both employees and customers, this transaction is expected to be seamless. I am confident that you will serve our customers as you always have with dedication, integrity and excellence throughout the transaction period and into the future.

Join a town hall meeting today

I will host an all-hands meeting this afternoon, Wednesday, January 27 at 4:00 p.m. EST, and I encourage everyone to attend.

You can send any questions about this announcement to communications@perspecta.com.

Inquiry policy

As always, it is important that we speak with one voice. Consistent with company policy, should you receive any calls from the media, please do not respond and instead direct them to Lorraine Corcoran at lorraine.corcoran@perspecta.com; inquiries from analysts and shareholders should be forwarded to Mike Pici at michael.pici@perspecta.com.

Stay focused on our customers

Thank you for your steadfast commitment to our company, our customers and our mission. Please stay focused on delivering the exceptional customer service we are known for. We all have a lot to be proud of, and I look forward to working with you as we embark on this new journey together.

Sincerely,

Mac Curtis

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving the Company and Peraton, an affiliate of Veritas Capital. In connection with the proposed transaction, the Company intends to file the relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.perspecta.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2020 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company; (ii) uncertainties as to the timing of the proposed transaction; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vii) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (x) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (xi) any issue that compromises the Company’s relationships with the U.S. federal government, or any state or local governments, or damages the Company’s professional reputation; (xii) changes in the U.S. federal, state and local governments’ spending and mission priorities that shift expenditures away from agencies or programs that the Company supports; (xiii) any delay in completion of the U.S. federal government’s budget process; (xiv) failure to comply with numerous laws, regulations and rules, including regarding procurement, anti-bribery and organizational conflicts of interest; (xv) failure by the Company or its employees to obtain and maintain necessary security clearances or certifications; (xvi) the Company’s ability to compete effectively in the competitive bidding process and delays, contract terminations or cancellations caused by competitors’ protests of major contract awards received by the Company; (xvii) the Company’s ability to accurately estimate or otherwise recover expenses, time and resources for its contracts; (xviii) problems or delays in the development, delivery and transition of new products and services or the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; (xix) failure of third parties to deliver on commitments under contracts with the Company; (xx) misconduct or other improper activities from the Company’s employees or subcontractors; (xxi) delays, terminations, or cancellations of the Company’s major contract awards, including as a result of its competitors protesting such awards; (xxii) failure of the Company’s internal control over financial reporting to detect fraud or other issues; (xxiii) failure or disruptions to the Company’s systems, due to cyber-attack, service interruptions or other security threats; (xxiv) failure to be awarded task orders under the Company’s indefinite delivery/indefinite quantity contracts; (xxv) changes in government procurement, contract or other practices or the adoption by the government of new laws, rules and regulations in a manner adverse to the Company; (xxvi) uncertainty from the expected discontinuance of the London Interbank Offered Rate and transition to any other interest rate benchmark; and (xxvii) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Exhibit 99.2

Dear [INSERT CUSTOMER NAME],

As a valued customer of Perspecta, I wanted to share some important news with you that represents an exciting new chapter for our company.

Today we announced that Perspecta has entered into a definitive agreement under which it will be acquired by Peraton, a portfolio company of leading private investment firm Veritas Capital.

Following the closing of the transaction, Perspecta will be combined with Peraton, a trusted provider of highly differentiated space, intelligence, cyber, defense, homeland security and communications capabilities to select federal agencies and commercial entities. The combination will create a leading government technology provider that delivers end-to-end capabilities in IT and mission support and serves as the strategic partner of choice across a diverse array of U.S. government customers.

How this positions Perspecta for the future

Leading up to today’s announcement, Perspecta’s board of directors conducted a comprehensive review process of opportunities available to expand our portfolio and remain competitive. Having done that, we are confident this transaction offers the most compelling path forward. Most importantly, this transaction will allow Perspecta to maintain our focus on your mission.

Together with Peraton, and with the flexibility Perspecta will have as a private company supported by Veritas, Perspecta will be well positioned to continue executing on customer commitments as we deliver innovative and mission-focused solutions.

What this means for you

Rest assured, it will be business as usual at Perspecta. There will be no impact on the Perspecta personnel who support your team or the pricing and terms of the products and services we deliver as a result of this announcement.

To that end, we are committed to ensuring a seamless transition for our customers and remain confident that our employees will continue to serve you with dedication, integrity and excellence throughout this process and well into the future. We expect the transaction to close in the first half of calendar 2021.

Thank you for allowing us to serve your team and support your mission. If you have any questions, please don’t hesitate to reach out to [NAME] at [PHONE] or [EMAIL] for more information.

We hope you share in our excitement about what this means for Perspecta.

Sincerely,

[CONTRACT MANAGER]

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving the Company and Peraton, an affiliate of Veritas Capital. In connection with the proposed transaction, the Company intends to file the relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.perspecta.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2020 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company; (ii) uncertainties as to the timing of the proposed transaction; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable

Exhibit 99.3

Jan. 27, 2021

Transaction announcement employee FAQ

This is a list of commonly asked questions and answers about the announcement that Perspecta has entered into a definitive agreement under which it will be acquired by Peraton. This FAQ will be updated as more information is available.

Background information

1.	What was announced?

On Jan. 27, 2021, we announced that Perspecta entered into a definitive agreement to be acquired by Peraton, a portfolio company of leading private investment firm Veritas Capital, in an all-cash transaction valued at $7.1 billion. Under the terms of the agreement, Perspecta shareholders will receive $29.35 per share in cash.

Following the closing of the transaction, Perspecta will be combined with Peraton. The combination will create a leading government technology provider that delivers end-to-end capabilities in IT and mission support and serves as the strategic partner of choice across a diverse array of U.S. government customers.

This transaction will allow Perspecta to deliver immediate value to our shareholders, and it will enable us to build on our momentum well into the future.

2.	Who is Veritas Capital?

Veritas Capital is a leading private investment firm. It invests in companies like Perspecta that provide critical products and services, primarily technology and technology-enabled solutions, to government and commercial customers worldwide. Customers include those operating in the national security, software, education, aerospace and defense, government services, communications, and energy industries.

Veritas has also been a long-time investor in Perspecta and its predecessor companies for over a decade and therefore knows our company well and is aligned with our mission.

3.	Who is Peraton?

Peraton, a portfolio company of leading private investment firm Veritas Capital, provides innovative, reliable solutions to the nation’s most sensitive and mission-critical programs and systems. As a trusted provider of highly differentiated space, intelligence, cyber, defense, homeland security and communications capabilities to select federal agencies and commercial entities, Peraton is a critical partner to the intelligence community, Department of Defense and select federal agencies and commercial entities.

Jan. 27, 2021

Benefits of the transaction

4.	What are the benefits of this transaction?

In addition to providing Perspecta’s shareholders with significant, certain value, this transaction enables us to join with new partners who appreciate Perspecta’s long-term potential and share our confidence in the road ahead.

Together with Peraton and the flexibility Perspecta will have as a private company supported by Veritas, Perspecta will be well positioned to build on our momentum and continue executing on customer commitments as Perspecta delivers cyber, digital-transformation and other mission-focused solutions.

Impact on employees

5.	What does this transaction mean for employees?

Our new partners recognize that our employees are our strongest asset, and they share our commitment to serving our customers with dedication, integrity and excellence. This announcement is about building an even stronger company for the future. As part of a larger organization, we expect our employees will benefit from greater development and career opportunities.

However, until the transaction closes, Perspecta will operate under normal conduct of business—or “business as usual”—and your roles, responsibilities, compensation and benefits remain the same.

6.	Will there be there be any layoffs or relocations as a result of the transaction?

This announcement is about building an even stronger company for the future. As part of a larger organization, we expect our employees will benefit from greater development and career opportunities.

Please understand that the announcement is only the first step. While we don’t have all the specifics at this point, we’re committed to keeping you informed as we move through the integration planning process and details are finalized.

7.	What will the role of our management team be once the transaction closes?

More information with respect to the management team will be determined as part of the integration planning process in the coming weeks and months.

Jan. 27, 2021

8.	Will there be any changes to employee salaries, compensation or benefits as a result of the transaction?

Until the transaction closes, we will operate under our current compensation and benefits programs. To the extent there are any changes, we would inform you in advance, as we have in the past.

9.	What happens to the company’s employee stock purchase plan (ESPP)? What if I currently own stock in Perspecta?

More information with respect to these details will be determined and communicated to you as they are finalized.

10.	Will there be any changes in reporting relationships or job responsibilities as a result of the transaction?

Until the transaction closes, Perspecta will operate under normal conduct of business—or “business as usual”—and your roles, responsibilities, compensation and benefits remain the same.

This announcement is about building an even stronger company for the future. As part of a larger organization, we expect our employees will benefit from greater development and career opportunities.

Impact on organization

11.	What will happen to Perspecta’s name and brand? What will happen to our current corporate headquarters?

There are many details that will be worked out over the coming weeks and months as part of the integration planning process. More information with respect to these details will be determined and communicated to you as they are finalized.

12.	How will Perspecta fit into Peraton’s organization? When will integration planning begin?

Many details will be worked out over the coming weeks and months as part of the integration planning process. This is only the first step. While we don’t have all the specifics at this point, we’re committed to keeping you informed as we move through the integration planning process and details are finalized.

Veritas has a long track record of successful acquisitions and is committed to ensuring a seamless transition for our employees. Upon completion of the transaction, Perspecta will be combined with Peraton.

Jan. 27, 2021

Impact on customers

13.	How will the transaction affect customers?

We expect it to be business as usual for our customers—this transition should be seamless from their perspective. Our new partners share our commitment to serving our customers with dedication, integrity and excellence.

Timeline and additional information

14.	When will the transaction be completed? What approvals are required?

The transaction is expected to close in the first half of calendar year 2021, subject to approval by Perspecta stockholders as well as the receipt of regulatory approvals and other customary closing conditions.

15.	How can I learn more about the transaction?

We will continue to keep you updated as we progress toward the closing. In the meantime, employees can also send any questions about this announcement to communications@perspecta.com.

16.	What should I say if I’m contacted by the media or financial community about the transaction?

If you receive any inquiries from the media, please refer them to Lorraine Corcoran at lorraine.corcoran@perspecta.com.

If you receive any investor-related inquiries, please refer them to Mike Pici at michael.pici@perspecta.com.

Important information for investors and stockholders

This communication is being made in respect of the proposed transaction involving the Company and Peraton, an affiliate of Veritas Capital. In connection with the proposed transaction, the Company intends to file the relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.perspecta.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

Jan. 27, 2021

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2020 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-looking statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company; (ii) uncertainties as to the timing of the proposed transaction; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vii) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (x) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (xi) any issue that compromises the Company’s relationships with the U.S. federal government, or any state or local governments, or damages the Company’s professional reputation; (xii) changes in the U.S. federal, state and local governments’ spending and mission priorities that shift expenditures away from agencies or programs that the Company supports; (xiii) any delay in completion of the U.S. federal government’s budget process; (xiv) failure to comply with numerous laws, regulations and rules, including regarding procurement, anti-bribery and organizational conflicts of interest; (xv) failure by the Company or its employees to obtain and maintain necessary security clearances or certifications; (xvi) the Company’s ability to compete effectively in the competitive bidding process and delays, contract terminations or cancellations caused by competitors’ protests of major contract awards received by the Company; (xvii) the Company’s ability to accurately estimate or otherwise recover expenses, time and resources for its contracts; (xviii) problems or delays in the development, delivery and transition of new products and services or the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; (xix) failure of third parties to deliver on commitments under contracts with the Company; (xx) misconduct or other improper activities from the Company’s employees or subcontractors; (xxi) delays, terminations, or cancellations of the Company’s major contract awards, including as a result of its competitors protesting such awards; (xxii) failure of the Company’s internal control over financial reporting to detect fraud or other issues; (xxiii) failure or disruptions to the Company’s systems, due to cyber-attack, service interruptions or other security threats; (xxiv) failure to be awarded task orders under the Company’s indefinite delivery/indefinite quantity contracts; (xxv) changes in government procurement, contract or other practices or the adoption by the government of new laws, rules and regulations in a manner adverse to the Company; (xxvi) uncertainty from the expected discontinuance of the London Interbank Offered Rate and transition to any other interest rate benchmark; and (xxvii) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.